Exhibit 99.1

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549-7561

We have reviewed Digitiliti, Inc.’s Form 8-K dated May 21, 2010 and are in agreement with management’s determination that the financial statements included in the Company’s Form 10-Qs for the quarters ended March 31, 2009; June 30, 2009; and September 30, 2009, which were filed with the Securities and Exchange Commission, contain errors and should not be relied upon. We also agree with the Company’s decision to amend and restate financial statements included in these filings.

/s/MaloneBailey, LLP
www.malonebailey.com
Houston, Texas

May 21, 2010